Putnam
Mid Cap
Value Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Mid Cap Value Fund's positive results during fiscal 2001 stand in stark contrast to the stock market's generally negative performance during the period. Of course, one must never assume that past performance will assure similar results in the future, but the relatively new fund's strategy of investing in promising midsize companies certainly proved its merits during the 12 months ended April 30, 2001.

As they explain in the following report, the fund's managers were able to capitalize on a series of favorable developments in the market sectors in which the fund invests, while the equity markets, in general, foundered. It must also be said that the positive results were due in no small part to astute stock selection by the management team.

The managers look with continued optimism at prospects for the stocks in which your fund invests. As the fund enters fiscal 2002, they will continue to call upon Putnam's extensive research capabilities in their ongoing search for compelling values.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Thomas J. Hoey
Edward T. Shadek

The strong performance results for Putnam Mid Cap Value Fund's 2001 fiscal year illustrated the effectiveness of this new fund's tried-and-true investment strategy. Investing in solid companies at attractive prices has always made sense, and market conditions throughout the fiscal year ended April 30, 2001 favored this classic, traditional strategy.

Total return for 12 months ended 4/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   32.38%  24.82%   31.50%  26.50%   31.39%  30.38%   31.80%  27.14%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

While we are pleased to report strong total annual returns, it is important to acknowledge that unusually favorable market conditions contributed to the portfolio's results. The market favored value stocks over growth stocks for nearly the entire annual period. Also, stocks of smaller companies were more highly prized by investors than stocks of larger companies, a factor that helped in the appreciation of the portfolio. That said, we will take credit for the extensive research and analysis that enabled us to identify some of the most promising stocks in the mid-cap universe, and for positioning the portfolio to take advantage of market trends. We are confident that our disciplined investment strategy will provide attractive returns over the long term, even as market favoritism swings back and forth between growth and value, and between large- and smaller-cap stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance                    6.1%

Electric utilities           5.9%

Banking                      5.8%

Real estate                  5.0%

Electronics                  4.5%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


* MIDCAP STOCKS HAVE DESIRABLE INVESTMENT CHARACTERISTICS

Mid-cap stocks offer a blend of unique investment characteristics that can provide balance and diversification to most portfolios. Midsize companies, having achieved market capitalizations of roughly $1 billion to $12 billion, have survived beyond their entrepreneurial years, and have achieved established positions within their industries. They have reached a size and level of maturity that enables them to raise capital more easily, which in turn helps sustain steady growth. Often, they specialize in a single product or service, occupy a market niche, and face little regional competition. Their manageable size, combined with their history of business success, can make them attractive takeover candidates. Because of these characteristics, mid-caps may offer better values than larger-cap stocks and a higher degree of safety than smaller-cap stocks when broader stock markets decline, as they have during the fund's fiscal period. Over the long term, mid-caps tend to perform nearly as well as small-cap stocks, but with less volatility. And yet, mid-cap stocks, by virtue of their size, tend to be followed less closely by market analysts who generally focus on larger companies. As a result, these stocks may be misunderstood and mispriced more often than larger-cap stocks are. Considering these advantages, it is clear that the mid-cap universe of stocks provides plenty of opportunity for investment success.

* THREE CONCEPTS DEFINE FUND STRATEGY

Your fund's investment strategy is founded upon three basic concepts, of which the first is "value." Our success in providing positive long-term returns relies upon buying the stocks of quality companies at depressed prices. We target steadily growing companies with smart business models and strong financial characteristics that are leaders in their respective industries. Among such companies, we select those with reasonable valuations. There are several reasons why a stock may be selling cheaply and thus represent good value. In some cases, the company is too small, and has simply gone unnoticed by the market. In other cases, the company (or the industry) is temporarily out of favor. Of course, there are also companies whose valuations have declined because of serious troubles that are likely to persist. Our extensive research helps us to distinguish between those stocks that should be avoided and those that represent a true investment opportunity.

The second concept, "opportunistic," describes the fund's flexibility in pursuing returns from all market sectors. The portfolio is highly diversified and in most instances will invest in all sectors. Wherever the greatest opportunities in the market are found, that is where your fund will invest.


"What's interesting about mid caps is that normally they are good, solid performers -- except in years that are really terrible, and then they seem to shine against the competition."

-- Steven DeSanctis, Director of small- and mid-cap research, Prudential Securities as quoted in Bloomberg Personal Finance June 2001


The third defining concept of your fund's investment strategy is "long-term." Stocks selected for inclusion in the fund's portfolio are typically held for at least a year, rather than just a few months. Because we take a long-term outlook, quarterly earnings reports, whether positive or negative, do not have undue influence over our investment decisions. Instead, we consider each company's prospects in light of its long-term objectives, its past successes, its ability to sustain steady growth, management effectiveness, and the changing business environment. Consequently, we encourage the fund's shareholders to be patient, as the best results can be expected to occur over a longer time horizon.

* A VARIETY OF SUCCESSES CONTRIBUTED TO RETURNS

At the beginning of the fiscal year, value stocks were just beginning to enjoy a comeback after several years of lagging growth stocks. We found bargains in traditional value sectors, including financials, utilities, and capital goods. As the year progressed and the demand for value grew, stocks in these sectors experienced hefty gains. The portfolio's performance reflects the aggregate successes of many stocks, none of which was held in such a large portion as to have a significant individual impact on the portfolio. Nevertheless, highlighting a few particular stocks may serve to illustrate the effectiveness of the fund's investment strategy.

Former fund holding Times Mirror was acquired by Tribune Company, which paid a high premium. Another former holding, Summit Bank was purchased by Fleet Bank. While we do not specifically target companies that are likely takeover candidates, our stock selection criteria tend to identify companies with qualities that are attractive to industry competitors. When a company is acquired, its value may be realized sooner than we had expected.

The story of Cardinal Health is one of a high-quality large-cap company that fell so far out of favor when investors were chasing technology that its valuation slipped into the midcap range. The only problem with Cardinal Health was that its annual growth rate, which had averaged 15% for some years, seemed uninspiring when compared to the rapid appreciation of technology stocks. As investors' infatuation with technology stocks waned, Cardinal Health regained its premium valuation, and we sold our shares, locking in profits.

Fund holdings Caterpillar, Ingersoll-Rand, and Parker-Hannifin saw demand for their products slow to a trickle in last year's rising interest rate environment. As a result, their valuations suffered. But as the cost of credit has come down in 2001, the market has shifted its attention to these capital goods companies in anticipation of better economic conditions next year. While these stocks, as well as others mentioned in this report were viewed favorably as of the end of the reporting period, all are subject to review in accordance with the fund's investment strategy and may change in the future.

* CURRENT OUTLOOK IS POSITIVE AND AGGRESSIVE

As we embark on a new fiscal year, it is with a more positive regard for equities than we had just a year ago. Most of the speculation in the market has been corrected. The challenge going forward is to excel at the day to day blocking-and-tackling that generates success over the long term. In our opinion, no particular sectors stand out as being extremely under- or overvalued. The Federal Reserve Board's easing of short-term interest rates is likely to produce positive results throughout the economy. Accordingly, we are focusing on economically sensitive sectors that may lead the recovery, including consumer cyclicals, technology, capital goods, and basic materials. We remain committed to finding the best opportunities among attractively priced mid-cap stocks, and to achieving the goal of long-term capital appreciation.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Avery Dennison Corp.
Chemicals

Telephone and Data Systems, Inc.
Telecommunications

Herman Miller, Inc.
Office equipment and supplies

Consolidated Edison, Inc.
Electric utilities

Delta Air Lines, Inc.
Airlines

Tribune Co.
Publishing

Maytag Corp.
Household furniture and appliances

Newmont Mining Corp.
Metals

Unocal Corp.
Oil and gas

SCI Systems, Inc.
Electronics

Footnote reads:
These holdings represent 15.0% of the fund's net assets as of 4/30/01. Portfolio holdings will vary over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in midsize companies. Such investments increase the risk of greater price fluctuations.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we may share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Mid Cap Value Fund seeks capital appreciation by investing in mid-capitalization stocks similar to those in the Russell Midcap Value Index.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/99)       (1/16/01)       (1/16/01)       (1/16/01)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           32.38%  24.82%  31.50%  26.50%  31.39%  30.38%  31.80%  27.14%
------------------------------------------------------------------------------
Life of fund     44.79   36.45   43.24   39.24   43.12   43.12   43.78   38.75
Annual average   27.99   23.02   27.07   24.69   27.00   27.00   27.39   24.40
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/01

                             Russell Midcap             Consumer
                              Value Index              price index
------------------------------------------------------------------------------
1 year                           19.60%                   3.21%
------------------------------------------------------------------------------
Life of fund                     22.25                    5.18
Annual average                   14.36                    3.43
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect. Without the expense limitation, total returns would have been lower. For a portion of these periods, the fund was offered on a limited basis and had limited assets.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/1/99

                Fund's class A    Russell Midcap    Consumer price
Date            shares at POP      Value Index          index

11/1/99             9,425            10,000            10,000
4/30/00            10,307            10,222            10,190
7/31/00            10,502            10,244            10,280
10/31/00           11,684            11,185            10,345
1/31/01            13,357            11,969            10,452
4/30/01           $13,645           $12,225           $10,518

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $14,324 ($13,924 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $14,312 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $14,378 ($13,875 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/01

                         Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)      4             1             1             1
------------------------------------------------------------------------------
Income                   $0.108        $0.021        $0.022        $0.023
------------------------------------------------------------------------------
Capital gains
  Long-term               0.001           --            --            --
------------------------------------------------------------------------------
  Short-term              1.205           --            --            --
------------------------------------------------------------------------------
  Total                  $1.314        $0.021        $0.022        $0.023
------------------------------------------------------------------------------
Share value:           NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
4/30/00               $9.24   $9.80       --           --         --      --
------------------------------------------------------------------------------
1/16/01*                 --      --   $10.03       $10.03     $10.03  $10.39
------------------------------------------------------------------------------
4/30/01               10.71   11.36    10.70        10.69      10.70   11.09
------------------------------------------------------------------------------
*Inception date for class B, class C and class M shares.

TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/99)       (1/16/01)       (1/16/01)       (1/16/01)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           28.40%  20.95%  27.50%  22.50%  27.51%  26.51%  27.81%  23.28%
------------------------------------------------------------------------------
Life of fund     35.87   28.04   34.41   30.41   34.42   34.42   34.91   30.19
Annual average   24.09   19.01   23.15   20.56   23.16   23.16   23.47   20.42
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflect an expense limitation previously or currently in effect. Without the expense limitation, total returns would have been lower. For a portion of these periods, the fund was offered on a limited basis and had limited assets. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The stocks are also members of the Russell 1000 Value Index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund, a portfolio of the Putnam Investment Funds, including the fund's portfolio, as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the years or periods in the two year period ended April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2001, and the results of its operations, changes in its net assets and financial highlights for the years or periods described above in conformity with accounting principles generally accepted in the United States of America.
                                                     KPMG  LLP
Boston, Massachusetts
June 1, 2001



THE FUND'S PORTFOLIO
April 30, 2001

COMMON STOCKS (98.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (2.6%)
-------------------------------------------------------------------------------------------------------------------
             53,700 Harte-Hanks, Inc.                                                                 $   1,235,637
             29,500 True North Communications, Inc.                                                       1,126,900
                                                                                                      -------------
                                                                                                          2,362,537

Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------------------------------------------
              5,400 Northrop Grumman Corp.                                                                  487,350

Airlines (2.5%)
-------------------------------------------------------------------------------------------------------------------
             31,800 Delta Air Lines, Inc.                                                                 1,400,154
             20,700 FedEx Corp. (NON)                                                                       870,849
                                                                                                      -------------
                                                                                                          2,271,003

Automotive (2.2%)
-------------------------------------------------------------------------------------------------------------------
             50,700 Dana Corp.                                                                              995,241
             17,500 Genuine Parts Co.                                                                       472,500
             14,200 Lear Corp. (NON)                                                                        511,200
                                                                                                      -------------
                                                                                                          1,978,941

Banking (5.8%)
-------------------------------------------------------------------------------------------------------------------
             24,700 Charter One Financial, Inc.                                                             723,710
             28,900 City National Corp.                                                                   1,116,985
             11,700 Comerica, Inc.                                                                          601,731
             18,100 Cullen/Frost Bankers, Inc.                                                              579,200
              6,700 Golden West Financial Corp.                                                             393,290
             13,700 Marshall & Ilsley Corp.                                                                 691,302
             19,500 People's Bank                                                                           439,530
             13,700 Zions Bancorp                                                                           730,073
                                                                                                      -------------
                                                                                                          5,275,821

Building Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------
             37,100 Sherwin Williams Co.                                                                    778,358

Chemicals (3.4%)
-------------------------------------------------------------------------------------------------------------------
             27,100 Avery Dennison Corp.                                                                  1,519,497
             26,000 Great Lakes Chemical Corp.                                                              817,180
              7,500 PPG Industries, Inc.                                                                    398,625
             11,900 Rohm & Haas Co.                                                                         409,003
                                                                                                      -------------
                                                                                                          3,144,305

Commercial and Consumer Services (3.3%)
-------------------------------------------------------------------------------------------------------------------
             20,300 Catalina Marketing Corp. (NON)                                                          709,688
             33,200 Manpower, Inc.                                                                        1,074,020
             16,600 R. R. Donnelley & Sons Co.                                                              462,144
             71,800 ServiceMaster Co. (The)                                                                 784,774
                                                                                                      -------------
                                                                                                          3,030,626

Computers (1.8%)
-------------------------------------------------------------------------------------------------------------------
             37,000 Gateway, Inc. (NON)                                                                     703,000
             81,300 Quantum Corp. (NON)                                                                     926,820
                                                                                                      -------------
                                                                                                          1,629,820

Conglomerates (2.3%)
-------------------------------------------------------------------------------------------------------------------
             31,900 Cooper Industries, Inc.                                                               1,192,103
             16,900 Textron, Inc.                                                                           896,038
                                                                                                      -------------
                                                                                                          2,088,141

Consumer Goods (2.1%)
-------------------------------------------------------------------------------------------------------------------
             27,100 Clorox Co.                                                                              862,593
             26,600 Estee Lauder Cos. Class A                                                             1,057,350
                                                                                                      -------------
                                                                                                          1,919,943

Distribution (1.9%)
-------------------------------------------------------------------------------------------------------------------
             52,200 Ingram Micro, Inc. Class A (NON)                                                        755,856
             27,900 Tech Data Corp. (NON)                                                                   972,594
                                                                                                      -------------
                                                                                                          1,728,450

Electric Utilities (5.9%)
-------------------------------------------------------------------------------------------------------------------
             12,000 Cinergy Corp.                                                                           416,160
             38,000 Consolidated Edison, Inc.                                                             1,421,580
             35,600 DQE, Inc.                                                                             1,083,308
             17,500 DTE Energy Co.                                                                          733,600
             29,300 OGE Energy Corp.                                                                        646,065
              8,700 Pinnacle West Capital Corp.                                                             436,653
             14,800 TXU Corp.                                                                               650,608
                                                                                                      -------------
                                                                                                          5,387,974

Electronics (4.5%)
-------------------------------------------------------------------------------------------------------------------
             31,900 Arrow Electronics, Inc. (NON)                                                           893,200
             43,700 Avnet, Inc.                                                                           1,114,787
             48,800 SCI Systems, Inc. (NON)                                                               1,246,840
             23,000 W. W. Grainger, Inc.                                                                    891,940
                                                                                                      -------------
                                                                                                          4,146,767

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
             12,900 Tidewater, Inc.                                                                         604,623

Engineering & Construction (0.9%)
-------------------------------------------------------------------------------------------------------------------
             18,600 Martin Marietta Materials, Inc.                                                         855,042

Financial (1.4%)
-------------------------------------------------------------------------------------------------------------------
             23,000 Intuit, Inc. (NON)                                                                      736,920
              9,100 MGIC Investment Corp.                                                                   591,409
                                                                                                      -------------
                                                                                                          1,328,329

Food (2.9%)
-------------------------------------------------------------------------------------------------------------------
             27,000 Campbell Soup Co.                                                                       821,880
             48,100 Kellogg Co.                                                                           1,226,550
             12,300 Wm. Wrigley Jr. Co.                                                                     594,213
                                                                                                      -------------
                                                                                                          2,642,643

Health Care Services (1.6%)
-------------------------------------------------------------------------------------------------------------------
             30,200 IMS Health, Inc.                                                                        828,990
              7,000 Wellpoint Health Networks, Inc. (NON)                                                   687,750
                                                                                                      -------------
                                                                                                          1,516,740

Household Furniture and Appliances (1.4%)
-------------------------------------------------------------------------------------------------------------------
             38,000 Maytag Corp.                                                                          1,320,500

Insurance (6.1%)
-------------------------------------------------------------------------------------------------------------------
             18,300 Chubb Corp. (The)                                                                     1,221,525
             13,900 Jefferson-Pilot Corp.                                                                   648,574
             24,700 Lincoln National Corp.                                                                1,140,152
             20,000 Mercury General Corp.                                                                   695,000
             30,300 Protective Life Corp.                                                                   906,576
             32,900 UnumProvident Corp.                                                                     984,039
                                                                                                      -------------
                                                                                                          5,595,866

Investment Banking/Brokerage (2.3%)
-------------------------------------------------------------------------------------------------------------------
             21,200 Bear Stearns Cos., Inc. (The)                                                         1,066,360
             31,000 T Rowe Price Group, Inc.                                                              1,077,560
                                                                                                      -------------
                                                                                                          2,143,920

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------------------------------------------
             36,700 Royal Caribbean Cruises, Ltd.                                                           747,946

Machinery (3.1%)
-------------------------------------------------------------------------------------------------------------------
             17,500 Caterpillar, Inc.                                                                       878,500
             15,200 Dover Corp.                                                                             593,864
             11,800 Ingersoll-Rand Co.                                                                      554,600
             18,100 Parker-Hannifin Corp.                                                                   843,822
                                                                                                      -------------
                                                                                                          2,870,786

Medical Technology (1.6%)
-------------------------------------------------------------------------------------------------------------------
             24,900 Becton, Dickinson and Co.                                                               805,515
             14,700 C. R. Bard, Inc.                                                                        646,947
                                                                                                      -------------
                                                                                                          1,452,462

Metals (2.7%)
-------------------------------------------------------------------------------------------------------------------
             71,700 Newmont Mining Corp.                                                                  1,307,091
             25,800 Phelps Dodge Corp.                                                                    1,154,292
                                                                                                      -------------
                                                                                                          2,461,383

Natural Gas Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
             29,500 NICOR, Inc.                                                                           1,156,105

Office Equipment & Supplies (2.2%)
-------------------------------------------------------------------------------------------------------------------
             54,200 Herman Miller, Inc.                                                                   1,439,010
             16,100 Pitney Bowes, Inc.                                                                      612,927
                                                                                                      -------------
                                                                                                          2,051,937

Oil & Gas (3.2%)
-------------------------------------------------------------------------------------------------------------------
             28,900 Newfield Exploration Co. (NON)                                                        1,040,400
             32,800 Unocal Corp.                                                                          1,251,648
             20,200 USX-Marathon Group, Inc.                                                                645,592
                                                                                                      -------------
                                                                                                          2,937,640

Paper & Forest Products (3.5%)
-------------------------------------------------------------------------------------------------------------------
             41,500 Mead Corp.                                                                            1,170,300
             17,500 Sealed Air Corp. (NON)                                                                  679,000
             51,100 Smurfit-Stone Container Corp. (NON)                                                     748,615
             11,000 Weyerhaeuser Co.                                                                        621,830
                                                                                                      -------------
                                                                                                          3,219,745

Photography/Imaging (1.0%)
-------------------------------------------------------------------------------------------------------------------
             20,400 Eastman Kodak Co.                                                                       887,400

Publishing (3.6%)
-------------------------------------------------------------------------------------------------------------------
             13,700 Gannett Co., Inc.                                                                       884,335
             11,000 Knight-Ridder, Inc.                                                                     595,650
              6,900 McGraw-Hill Cos., Inc. (The)                                                            446,982
             32,200 Tribune Co.                                                                           1,356,908
                                                                                                      -------------
                                                                                                          3,283,875

Railroads (1.4%)
-------------------------------------------------------------------------------------------------------------------
             21,100 Burlington Northern Santa Fe Corp.                                                      620,340
             18,200 CSX Corp.                                                                               638,274
                                                                                                      -------------
                                                                                                          1,258,614

Real Estate (5.0%)
-------------------------------------------------------------------------------------------------------------------
             52,100 Catellus Development Corp. (NON)                                                        846,625
             23,700 Equity Residential Properties Trust (R)                                               1,244,013
             20,000 Kimco Realty Corp. (R)                                                                  880,000
             24,400 Post Properties, Inc. (R)                                                               899,384
             16,200 Weingarten Realty Investors (R)                                                         686,556
                                                                                                      -------------
                                                                                                          4,556,578

Restaurants (1.2%)
-------------------------------------------------------------------------------------------------------------------
             37,800 Outback Steakhouse, Inc. (NON)                                                        1,095,822

Retail (3.8%)
-------------------------------------------------------------------------------------------------------------------
             57,600 Circuit City Stores, Inc.                                                               866,880
             21,450 Dollar Tree Stores, Inc. (NON)                                                          448,734
             86,400 Office Depot, Inc. (NON)                                                                820,800
             17,900 Sears, Roebuck & Co.                                                                    659,615
             52,200 SUPERVALU, Inc.                                                                         713,574
                                                                                                      -------------
                                                                                                          3,509,603

Semiconductor (1.1%)
-------------------------------------------------------------------------------------------------------------------
             25,100 Teradyne, Inc. (NON)                                                                    991,450

Shipping (0.5%)
-------------------------------------------------------------------------------------------------------------------
             15,100 CNF Transportation, Inc.                                                                462,966

Software (0.8%)
-------------------------------------------------------------------------------------------------------------------
             29,300 BMC Software, Inc. (NON)                                                                708,767

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
             19,700 Computer Sciences Corp. (NON)                                                           701,911

Telecommunications (2.2%)
-------------------------------------------------------------------------------------------------------------------
             21,300 CenturyTel, Inc.                                                                        578,934
             13,900 Telephone and Data Systems, Inc.                                                      1,459,500
                                                                                                      -------------
                                                                                                          2,038,434

Textiles (0.8%)
-------------------------------------------------------------------------------------------------------------------
             18,300 Nike, Inc.                                                                              765,123

Trucks & Parts (0.9%)
-------------------------------------------------------------------------------------------------------------------
             32,600 Navistar International Corp. (NON)                                                      841,406
                                                                                                      -------------
                    Total Common Stocks (cost $87,193,953)                                            $  90,237,652

SHORT-TERM INVESTMENTS (5.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         2,750,000 Interest in $650,000,000 joint tri-party repurchase agreement dated April 30, 2001 with Credit
                    Suisse First Boston due May 1, 2001 with respect
                    to various U.S. Government obligations -- maturity
                    value of $2,750,354 for an effective yield of 4.63%.                              $   2,750,000
          2,705,000 Interest in $650,000,000 joint tri-party repurchase agreement dated April 30, 2001 with S.B.C.
                    Warburg, Inc. due May 1, 2001 with respect to various
                    U.S. Government obligations -- maturity value of
                    $2,705,348 for an effective yield of 4.63%.                                           2,705,000
                                                                                                      -------------
                    Total Short-term Investments (cost $5,455,000)                                    $   5,455,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $92,648,953) (b)                                          $  95,692,652
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $91,680,936.

  (b) The aggregate identified cost on a tax basis is $92,883,368, resulting in gross unrealized appreciation and depreciation of $4,544,955 and $1,735,671, respectively, or net unrealized appreciation of $2,809,284.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $92,648,953) (Note 1)                                          $95,692,652
-------------------------------------------------------------------------------------------
Cash                                                                                     29
-------------------------------------------------------------------------------------------
Dividends receivable                                                                 51,056
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,551,898
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,527,793
-------------------------------------------------------------------------------------------
Total assets                                                                     99,823,428

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   378
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  7,824,222
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          180,190
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         24,579
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           46,300
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           739
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,849
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               34,134
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               30,101
-------------------------------------------------------------------------------------------
Total liabilities                                                                 8,142,492
-------------------------------------------------------------------------------------------
Net assets                                                                      $91,680,936

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                              $88,185,767
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             61
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                               451,409
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,043,699
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $91,680,936

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($55,219,987 divided by 5,156,410 shares)                                            $10.71
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.71)*                              $11.36
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($30,165,961 divided by 2,820,299 shares) **                                         $10.70
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($4,654,185 divided by 435,249 shares) **                                            $10.69
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,640,803 divided by 153,417 shares)                                               $10.70
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.70)*                              $11.09
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                        $  283,016
-------------------------------------------------------------------------------------------
Interest                                                                             65,675
-------------------------------------------------------------------------------------------
Total investment income                                                             348,691

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    108,507
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       60,675
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     3,226
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,865
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                20,453
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                36,074
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 6,229
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 1,902
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              16,355
-------------------------------------------------------------------------------------------
Registration fees                                                                    23,144
-------------------------------------------------------------------------------------------
Auditing                                                                             19,152
-------------------------------------------------------------------------------------------
Other                                                                                 7,341
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (84,625)
-------------------------------------------------------------------------------------------
Total expenses                                                                      220,298
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (6,635)
-------------------------------------------------------------------------------------------
Net expenses                                                                        213,663
-------------------------------------------------------------------------------------------
Net investment income                                                               135,028
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    811,234
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                        2,941,547
-------------------------------------------------------------------------------------------
Net gain on investments                                                           3,752,781
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $3,887,809
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                                       For the period
                                                                                      November 1, 1999
                                                                       Year ended      (commencement
                                                                         April 30       of operations)
                                                                             2001    to April 30, 2000
------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------
Net investment income                                                 $   135,028           $   19,578
------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          811,234              193,472
------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              2,941,547              102,152
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    3,887,809              315,202
------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (120,618)             (19,335)
------------------------------------------------------------------------------------------------------
   Class B                                                                (33,651)                  --
------------------------------------------------------------------------------------------------------
   Class C                                                                 (7,222)                  --
------------------------------------------------------------------------------------------------------
   Class M                                                                 (3,152)                  --
------------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                               (523,834)                  --
------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      84,635,832              549,905
------------------------------------------------------------------------------------------------------
Total increase in net assets                                           87,835,164              845,772

Net assets
------------------------------------------------------------------------------------------------------
Beginning of year (Note 5)                                              3,845,772            3,000,000
------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $61 and $243, respectively)                                 $91,680,936           $3,845,772
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------
                                               For the period
Per-share                          Year ended   Nov. 1, 1999+
operating performance                April 30    to April 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                    $9.24        $8.50
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (a)(d)             .10          .05
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.69          .74
--------------------------------------------------------------
Total from
investment operations                   2.79          .79
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.11)        (.05)
--------------------------------------------------------------
From net realized gain
on investments                         (1.21)          --
--------------------------------------------------------------
Total distributions                    (1.32)        (.05)
--------------------------------------------------------------
Net asset value,
end of period                         $10.71        $9.24
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 32.38         9.38*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $55,220       $3,846
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.08          .50*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)            1.29          .62*
--------------------------------------------------------------
Portfolio turnover (%)                108.14        48.32*
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note 2).
    As a result of such limitation, expenses for the fund for the periods ended April 30, 2001 and April 30, 2000 reflect a reduction of $0.05 and $0.03 per class A share, respectively.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-------------------------------------------------
                                  For the period
Per-share                          Jan. 16, 2001+
operating performance               to April 30
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                   $10.03
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)(d)              --(e)
-------------------------------------------------
Net realized and unrealized
gain on investments                      .69
-------------------------------------------------
Total from
investment operations                    .69
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.02)
-------------------------------------------------
Total distributions                     (.02)
-------------------------------------------------
Net asset value,
end of period                         $10.70
-------------------------------------------------
Total return at
net asset value (%)(b)                  6.90*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                       $30,166
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .58*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)             .05*
-------------------------------------------------
Portfolio turnover (%)                108.14
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note 2).
    As a result of such limitation, expenses for the fund for the period ended April 30, 2001 reflect a reduction of $0.01 per class B share.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
-------------------------------------------------
                                   For the period
Per-share                          Jan. 16, 2001+
operating performance               to April 30
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                   $10.03
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)(d)              --(e)
-------------------------------------------------
Net realized and unrealized
gain on investments                      .68
-------------------------------------------------
Total from
investment operations                    .68
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.02)
-------------------------------------------------
Total distributions                     (.02)
-------------------------------------------------
Net asset value,
end of period                         $10.69
-------------------------------------------------
Total return at
net asset value (%)(b)                  6.81*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $4,654
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .58*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)             .05*
-------------------------------------------------
Portfolio turnover (%)                108.14
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note 2).
    As a result of such limitation, expenses for the fund for the period ended April 30, 2001 reflect a reduction of $0.01 per class C share.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------
                                  For the period
Per-share                          Jan. 16, 2001+
operating performance               to April 30
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                   $10.03
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (a)(d)             .01
-------------------------------------------------
Net realized and unrealized
gain on investments                      .68
-------------------------------------------------
Total from
investment operations                    .69
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                       (.02)
-------------------------------------------------
Total distributions                     (.02)
-------------------------------------------------
Net asset value,
end of period                         $10.70
-------------------------------------------------
Total return at
net asset value (%)(b)                  6.92*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                        $1,641
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .51*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)             .14*
-------------------------------------------------
Portfolio turnover (%)                108.14
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note 2).
    As a result of such limitation, expenses for the fund for the period ended April 30, 2001 reflect a reduction of $0.02 per class M share.



NOTES TO FINANCIAL STATEMENTS
April 30, 2001

Note 1
Significant accounting policies

Putnam Mid Cap Value Fund ("the fund") is one of a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C and class M shares. Class A, class B, class C and class M shares were open to public investment on January 16, 2001. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended April 30, 2001, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, organization costs and nontaxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distributions (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2001, the fund reclassified $29,433 to decrease distributions in excess of net investment income, $30 to increase paid-in-capital and a decrease to accumulated net realized gains of $29,463. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through April 30, 2002, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC and payments under the trust's distribution plans) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2001, the fund's expenses were reduced by $6,635 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended April 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $67,301 and $1,276 from the sale of class A and class M shares, respectively, and received $2,244 and $60 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended April 30, 2001, Putnam Retail Management, acting as underwriter received $38 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $101,586,088 and $18,878,953, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,466,217         $56,576,188
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,078              19,844
---------------------------------------------------------------------------
                                             5,468,295          56,596,032

Shares
repurchased                                   (728,161)         (7,409,964)
---------------------------------------------------------------------------
Net increase                                 4,740,134         $49,186,068
---------------------------------------------------------------------------

                                           For the period November 1, 1999
                                           (commencement of operations) to
                                                            April 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     63,199            $548,188
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,269              19,335
---------------------------------------------------------------------------
                                                65,468             567,523

Shares
repurchased                                     (2,133)            (17,618)
---------------------------------------------------------------------------
Net increase                                    63,335            $549,905
---------------------------------------------------------------------------

                                           For the period January 16, 2001
                                           (commencement of operations) to
                                                            April 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,927,516         $30,371,518
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3                  26
---------------------------------------------------------------------------
                                             2,927,519          30,371,544

Shares
repurchased                                   (107,220)         (1,090,015)
---------------------------------------------------------------------------
Net increase                                 2,820,299         $29,281,529
---------------------------------------------------------------------------

                                           For the period January 16, 2001
                                           (commencement of operations) to
                                                            April 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    452,033          $4,736,340
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               452,033           4,736,340

Shares
repurchased                                    (16,784)           (169,956)
---------------------------------------------------------------------------
Net increase                                   435,249          $4,566,384
---------------------------------------------------------------------------

                                           For the period January 16, 2001
                                           (commencement of operations) to
                                                            April 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    208,570          $2,164,569
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               208,570           2,164,569

Shares
repurchased                                    (55,153)           (562,718)
---------------------------------------------------------------------------
Net increase                                   153,417          $1,601,851
---------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The trust was established as a Massachusetts business trust on October 31, 1994. During the period October 31, 1994 to November 1, 1999, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $3,000,000 and the issuance of 352,941 shares to Putnam Investments, LLC on October 29, 1999.

At April 30, 2001, Putnam Investments, LLC owned 405,584 class A shares of the fund (7.87% of class A shares outstanding), valued at $4,343,805.

Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 22.48% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $147,399 as a long-term capital gain, for its taxable year ended April 30, 2001.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward T. Shadek
Vice President and Fund Manager

Thomas J. Hoey
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN075  72171  2OV 6/01


Putnam
Global
Aggressive
Growth Fund

SEMIANNUAL REPORT ON PERFORMANCE AND PORTFOLIO

4-30-01

[SCALE LOGO OMITTED]


The following report contains a list of your fund's portfolio holdings and complete financial statements for the six months ended 4/30/01. Additional details, including fund strategy, performance, and managers' outlook, will be provided in the annual report, which will cover the 12 months ended 10/31/01.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2001 (Unaudited)

COMMON STOCKS (98.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (2.4%)
-------------------------------------------------------------------------------------------------------------------
             56,600 Australian Pharmaceutical Industries, Ltd.                                        $      69,346
              8,142 Brickworks, Ltd.                                                                         22,445
              4,150 Cochlear, Ltd.                                                                           81,294
              5,800 Computershare, Ltd.                                                                      20,904
              1,015 CSL, Ltd.                                                                                19,068
             13,961 Pacifica Group, Ltd.                                                                     29,235
              8,780 Suncorp-Metway, Ltd.                                                                     56,027
              7,200 Wesfarmers, Ltd.                                                                         83,987
                                                                                                      -------------
                                                                                                            382,306

Bermuda (0.8%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Asia Global Crossing, Ltd. Class A (NON)                                                 31,350
              3,850 Marvell Technology Group, Ltd. (NON)                                                     97,020
                                                                                                      -------------
                                                                                                            128,370

Canada (3.8%)
-------------------------------------------------------------------------------------------------------------------
              1,300 BioChem Pharma, Inc. (NON)                                                               41,145
              9,175 Electrofuel, Inc. (NON)                                                                  43,008
              6,525 Electrofuel, Inc. 144A                                                                   30,586
                394 Four Seasons Hotels, Inc.                                                                22,891
              2,100 Genesis Microchip, Inc. (NON)                                                            27,111
              5,700 Metro, Inc. Class A                                                                      84,609
              3,025 Open Text Corp. (NON)                                                                    74,808
                900 Optimal Robotics Corp. (NON)                                                             29,475
              2,850 Penn West Petroleum, Ltd. (NON)                                                          78,394
                970 Research in Motion, Ltd. (NON)                                                           32,902
              1,635 Rio Alto Exploration, Ltd. (NON)                                                         32,785
              1,225 Sierra Wireless, Inc. (NON)                                                              32,499
              4,100 Tundra Semiconductor Corp., Ltd. (NON)                                                   58,057
                                                                                                      -------------
                                                                                                            588,270

Denmark (0.7%)
-------------------------------------------------------------------------------------------------------------------
                455 Danske Traelast                                                                          35,140
                367 NEG Micon AS (NON)                                                                       14,913
              2,500 Novozymes AS Class B                                                                     50,200
                515 RTX Telecom AS (NON)                                                                     16,399
                                                                                                      -------------
                                                                                                            116,652

Finland (0.8%)
-------------------------------------------------------------------------------------------------------------------
              2,500 Lassila & Tikanoja, Ltd.                                                                 45,423
              1,835 Pohjola Group Insurance Corp.                                                            37,813
              3,690 Sampo OYJ                                                                                38,591
                                                                                                      -------------
                                                                                                            121,827

France (4.3%)
-------------------------------------------------------------------------------------------------------------------
              1,269 Altran Technologies SA                                                                   82,104
                938 Brioche Pasquier                                                                         62,767
                505 Coflexip Stena Offshore SA ADR                                                           36,739
                 79 Egide SA (NON)                                                                           17,077
              2,400 GFI Informatique                                                                         60,836
              1,065 Groupe Zannier                                                                           84,386
                235 L.D.C. SA                                                                                27,097
                883 Medidep SA (NON)                                                                         96,651
              3,050 Pinguely-Haulotte                                                                        65,147
              4,350 Riber SA (NON)                                                                           35,663
                640 Rodriguez Group                                                                          35,168
              1,145 Vinci SA                                                                                 66,978
                                                                                                      -------------
                                                                                                            670,613

Germany (2.5%)
-------------------------------------------------------------------------------------------------------------------
                800 Aixtron AG                                                                               72,889
              2,165 D. Logistics AG (NON)                                                                    63,034
                315 Escada AG                                                                                46,065
              1,730 Kontron Embedded Computers (NON)                                                         99,358
              1,070 Software AG                                                                              64,013
              1,503 Wedeco AG Water Techonology (NON)                                                        40,629
                                                                                                      -------------
                                                                                                            385,988

Hong Kong (0.8%)
-------------------------------------------------------------------------------------------------------------------
             79,000 Esprit Holdings, Ltd.                                                                    89,651
             53,000 Legend Holdings, Ltd.                                                                    42,136
                                                                                                      -------------
                                                                                                            131,787

Ireland (1.3%)
-------------------------------------------------------------------------------------------------------------------
             12,850 Anglo Irish Bank Corp. PLC                                                               42,830
              4,600 SmartForce Public Limited Co. ADR (NON)                                                 165,554
                                                                                                      -------------
                                                                                                            208,384

Italy (2.2%)
-------------------------------------------------------------------------------------------------------------------
              4,300 Banca Popolare di Verona                                                                 46,572
              9,200 ERG SpA                                                                                  34,573
             24,700 Parmalat Finanziaria SpA                                                                 35,027
             20,180 Pirelli SpA                                                                              65,819
              4,000 Recordati SpA                                                                            45,379
              8,650 Safilo SpA                                                                               86,248
              6,185 Saipem SpA                                                                               40,565
                                                                                                      -------------
                                                                                                            354,183

Japan (10.4%)
-------------------------------------------------------------------------------------------------------------------
              1,000 Anritsu Corp.                                                                            16,020
                400 Colin Corp.                                                                              34,977
             25,000 Daiei OMC, Inc. (NON)                                                                    97,158
                700 Drake Beam Morin Japan, Inc.                                                             53,672
              2,000 Eneserve Corp.                                                                           75,945
              4,000 Ferrotec Corp.                                                                           81,289
              1,300 Goldcrest Co., Ltd.                                                                      81,257
              6,000 Komori Corp.                                                                             87,442
              2,000 Kyorin Pharmaceutical Co., Ltd.                                                          71,573
              6,000 Makita Corp.                                                                             38,523
              1,000 Megachips Corp.                                                                          37,406
              7,300 Mimasu Semiconductor Industry Co., Ltd.                                                  93,090
              4,600 Mitsui High-Tec, Inc.                                                                    50,726
              4,000 Mitsumi Electric Company, Ltd.                                                           79,832
              4,000 Mori Seiki Co., Ltd.                                                                     37,600
                400 Moshi Moshi Hotline, Inc.                                                                34,005
                  3 NET One Systems Co., Ltd.                                                                61,453
              3,000 NGK Insulators, Ltd.                                                                     34,661
                  8 Nippon Foundry, Inc. (NON)                                                               61,210
             12,000 Nissay Dowa General Insurance Co., Ltd.                                                  52,854
             12,000 Noritake Co., Ltd.                                                                       71,800
              1,000 Origin Toshu Co., Ltd.                                                                   25,261
              6,000 PALTAC CORP.                                                                             41,487
              1,700 Plenus Co., Ltd.                                                                         75,702
              8,000 Sankyo Seiki Mfg. Co., Ltd.                                                              37,373
             16,000 Sankyo Seiko Co., Ltd.                                                                   33,681
              2,300 Shimano, Inc.                                                                            36,462
              6,000 Star Micronics Co., Ltd.                                                                 76,172
              6,000 Taikisha, Ltd.                                                                           41,195
                                                                                                      -------------
                                                                                                          1,619,826

Luxembourg (0.3%)
-------------------------------------------------------------------------------------------------------------------
              1,705 Thiel Logistik AG (NON)                                                                  41,254

Netherlands (0.4%)
-------------------------------------------------------------------------------------------------------------------
                775 Moolen Holding (van Der) NV                                                              69,993

New Zealand (0.5%)
-------------------------------------------------------------------------------------------------------------------
              7,200 Baycorp Holdings, Ltd.                                                                   37,071
             20,300 Montana Group (NZ), Ltd.                                                                 35,620
                                                                                                      -------------
                                                                                                             72,691

Norway (0.7%)
-------------------------------------------------------------------------------------------------------------------
              2,950 Frontline, Ltd. (NON)                                                                    58,281
              4,000 Smedvig ASA Class A                                                                      43,903
                                                                                                      -------------
                                                                                                            102,184

Spain (2.5%)
-------------------------------------------------------------------------------------------------------------------
              2,552 Autopistas Concesionaria Espanola SA                                                     25,016
              2,637 Catalana Occidente SA                                                                    47,211
              5,450 Grupo Dragados SA                                                                        67,287
              2,800 Grupo Ferrovial SA                                                                       43,677
              5,350 NH Hoteles SA                                                                            71,078
              5,150 Aguas de Barcelona SA                                                                    74,172
              9,066 Vallehermoso SA                                                                          64,282
                                                                                                      -------------
                                                                                                            392,723

Sweden (0.5%)
-------------------------------------------------------------------------------------------------------------------
              1,720 Micronic Laser Systems AB (NON)                                                          34,179
              1,075 Nobel Biocare AB                                                                         40,839
                                                                                                      -------------
                                                                                                             75,018

Switzerland (0.9%)
-------------------------------------------------------------------------------------------------------------------
                  7 Julius Baer Holdings AG                                                                  30,347
                200 Logitech International (NON)                                                             61,109
                 49 Swatch Group AG (The)                                                                    54,266
                                                                                                      -------------
                                                                                                            145,722

United Kingdom (8.2%)
-------------------------------------------------------------------------------------------------------------------
             18,675 Aggreko PLC                                                                             123,093
              3,300 Amey PLC                                                                                 18,987
              3,200 ARM Holdings PLC                                                                         17,578
             19,850 Ask Central PLC                                                                          51,680
              5,100 Capita Group PLC                                                                         36,076
              4,200 Emap PLC                                                                                 49,927
             17,254 First Choice Holidays PLC                                                                41,733
              6,000 Geest PLC                                                                                52,614
              6,400 Homestyle Group PLC                                                                      41,221
              3,200 JJB Sports PLC                                                                           36,026
             35,300 London Scottish Bank PLC (NON)                                                           68,928
              5,800 Luminar PLC                                                                              73,635
              2,588 Matalan PLC                                                                              15,401
              7,600 Misys PLC                                                                                69,253
              7,700 Northern Rock PLC                                                                        60,416
              4,900 Nycomed Amersham PLC (NON)                                                               37,360
             22,300 Rotork PLC                                                                              112,289
             29,700 Securicor Group PLC                                                                      70,951
              2,000 Shire Pharmaceuticals Group PLC ADR (NON)                                                99,800
              1,735 Staffware PLC                                                                            38,240
              8,625 Torex PLC                                                                                94,695
             14,650 Victrex PLC                                                                              69,786
                                                                                                      -------------
                                                                                                          1,279,689

United States (54.3%)
-------------------------------------------------------------------------------------------------------------------
              5,800 99 Cents Only Stores (NON)                                                              168,084
                300 Abgenix, Inc. (NON)                                                                      11,250
              3,000 Active Power, Inc. (NON)                                                                 67,050
             11,193 Airtours PLC                                                                             50,917
              2,150 Alkermes, Inc. (NON)                                                                     65,876
              1,500 Altera Corp. (NON)                                                                       37,935
              1,500 Biosite Diagnostics, Inc. (NON)                                                          74,175
              2,270 C-Mac Industries, Inc. (NON)                                                             73,524
              1,900 Calpine Corp. (NON)                                                                     108,281
              4,070 Career Education Corp. (NON)                                                            204,925
              1,000 CDW Computer Centers, Inc. (NON)                                                         40,420
              3,300 Centillium Communications, Inc. (NON)                                                    91,740
              3,300 Cephalon, Inc. (NON)                                                                    210,210
              5,600 Charles River Laboratories International, Inc. (NON)                                    138,880
              1,400 Checkfree Corp. (NON)                                                                    55,776
              5,600 Click Commerce, Inc. (NON)                                                               80,416
              8,300 Cytyc Corp. (NON)                                                                       195,465
              1,400 DDI Corp. (NON)                                                                          34,398
              5,200 Dollar Tree Stores, Inc. (NON)                                                          108,784
              1,200 Dynegy, Inc.                                                                             69,420
              2,000 E.piphany, Inc. (NON)                                                                    18,160
              4,600 Eclipsys Corp. (NON)                                                                     92,874
              3,400 Emulex Corp. (NON)                                                                      122,094
              4,500 Entercom Communications Corp. (NON)                                                     205,290
              1,550 Exar Corp. (NON)                                                                         45,105
              2,000 Extreme Networks, Inc. (NON)                                                             65,800
              3,000 Factory 2-U Stores, Inc. (NON)                                                           78,150
              5,650 Finisar Corp. (NON)                                                                      84,468
              2,000 Flextronics International, Ltd. (NON)                                                    53,780
              7,100 Focal Communications Corp. (NON)                                                         46,008
              1,900 Hispanic Broadcasting Corp. (NON)                                                        45,543
              2,400 I-many, Inc. (NON)                                                                       32,448
              6,800 Informatica Corp. (NON)                                                                 171,700
                800 Information Holdings, Inc. (NON)                                                         17,280
              2,200 Insituform Technologies, Inc. (NON)                                                      75,878
              5,000 Inspire Pharmaceuticals, Inc. (NON)                                                      66,000
                650 Integrated Device Technology, Inc. (NON)                                                 25,461
              1,200 Internet Security Systems, Inc. (NON)                                                    59,868
              4,200 Interwoven, Inc. (NON)                                                                   61,488
              2,300 Invitrogen Corp. (NON)                                                                  162,173
              4,700 Jabil Circuit, Inc. (NON)                                                               136,488
                300 King Pharmacueticals, Inc. (NON)                                                         12,639
              2,510 Lam Research Corp. (NON)                                                                 74,296
              5,200 Lamar Advertising Co. (NON)                                                             200,980
              3,200 LTX Corp. (NON)                                                                          86,144
              2,700 Manugistics Group, Inc. (NON)                                                            91,584
              1,400 Matrixone, Inc. (NON)                                                                    33,656
              1,500 McData Corp. (NON)                                                                       34,245
              3,100 MetaSolv, Inc. (NON)                                                                     27,187
             11,800 Metromedia Fiber Network, Inc. Class A (NON)                                             60,062
              2,300 Micrel, Inc. (NON)                                                                       78,108
              2,200 Micromuse, Inc. (NON)                                                                   108,900
              2,800 Mirant Corp. (NON)                                                                      114,240
              1,400 NCO Group, Inc. (NON)                                                                    37,800
              3,250 Netegrity, Inc. (NON)                                                                   129,968
              1,000 Novellus Systems, Inc. (NON)                                                             55,150
              1,500 Noven Pharmaceuticals, Inc. (NON)                                                        32,205
              4,000 Opnet Technologies, Inc. (NON)                                                           69,200
              3,200 Orient Express Hotels, Inc. (NON)                                                        54,400
              7,800 Parametric Technology Corp. (NON)                                                        88,920
              4,600 Pediatrix Medical Group, Inc. (NON)                                                     123,004
              3,800 Pemstar, Inc. (NON)                                                                      38,000
              4,300 Peregrine Systems, Inc. (NON)                                                           110,854
              1,100 Photon Dynamics, Inc. (NON)                                                              34,100
              1,600 Pixelworks, Inc. (NON)                                                                   36,320
              3,600 Plexus Corp. (NON)                                                                      110,592
              1,300 Power-One, Inc. (NON)                                                                    22,763
              2,200 Priority Healthcare Corp. Class B (NON)                                                  76,516
              1,570 Professional Detailing, Inc. (NON)                                                      114,924
              6,400 Province Healthcare Co. (NON)                                                           163,968
              2,450 QLogic Corp. (NON)                                                                      105,081
              5,300 Radio One, Inc. Class A (NON)                                                            99,587
             10,600 Radio One, Inc. Class D (NON)                                                           183,380
              4,700 Redback Networks, Inc. (NON)                                                             89,488
              7,500 Regent Communications, Inc. (NON)                                                        52,650
              3,800 RehabCare Group, Inc. (NON)                                                             142,690
                300 Reliant Resources, Inc. (NON)                                                             9,000
                800 ResMed, Inc. (NON)                                                                       35,840
              4,200 Sanmina Corp. (NON)                                                                     122,430
              1,400 SBA Communications Corp. (NON)                                                           47,726
              1,800 Scientific-Atlanta, Inc.                                                                103,914
              3,650 Semtech Corp. (NON)                                                                     105,011
              1,700 Silicon Laboratories, Inc. (NON)                                                         32,946
              7,750 Sonus Networks, Inc. (NON)                                                              197,315
              3,500 TCF Financial Corp.                                                                     133,105
              1,100 Tektronix, Inc. (NON)                                                                    26,620
              2,440 TMP Worldwide, Inc. (NON)                                                               117,706
              5,200 Too, Inc. (NON)                                                                         103,532
              2,000 TranSwitch Corp. (NON)                                                                   34,700
                600 Tricon PCS Holdings, Inc. (NON)                                                          23,400
                800 TTM Technologies, Inc. (NON)                                                              5,104
              3,100 Univision Communications, Inc. Class A (NON)                                            135,501
              5,000 US Oncology, Inc. (NON)                                                                  44,750
              2,750 Veritas Software Corp. (NON)                                                            163,928
              1,300 Waters Corp. (NON)                                                                       67,860
              1,900 webMethods, Inc. (NON)                                                                   44,365
                800 Western Wireless Corp. (NON)                                                             35,624
              9,000 WestWood One, Inc. (NON)                                                                236,250
              3,200 Wet Seal, Inc. (NON)                                                                     88,608
              2,700 Witness Systems, Inc. (NON)                                                              39,015
                800 Xilinx, Inc. (NON)                                                                       37,976
              8,700 XO Communications, Inc. (NON)                                                            34,191
                                                                                                      -------------
                                                                                                          8,473,600
                                                                                                      -------------
                    Total Common Stocks (cost $15,860,023)                                            $  15,361,080

PREFERRED STOCKS (0.3%) (a) (cost $56,104)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                493 Marschollek, Lautenschlaeger und Partner AG zero % pfd.                           $      54,618

SHORT-TERM INVESTMENTS (1.6%) (a) (cost $257,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           257,000 Interest in $650,000,000 joint tri-party repurchase agreement dated April 30, 2001 with Credit Suisse First Boston due
                    May 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $257,033 for an effecitve
                    yield of 4.63%                                                                    $     257,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $16,173,127) (b)                                          $  15,672,698
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $15,626,143.

  (b) The aggregate identified cost on a tax basis is $16,912,858 resulting in gross unrealized appreciation and depreciation of $957,385 and $2,197,545, respectively, or net unrealized depreciation of $1,240,160.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign stands for American Depositary Receipts.

      The fund had the following industry group concentration greater than 10% at April 30, 2001 (as a percentage of net assets):

           Electronics       14.1%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $16,173,127) (Note 1)                                          $15,672,698
-------------------------------------------------------------------------------------------
Cash                                                                                    564
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                    19,725
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                9,884
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       62,895
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                     45,916
-------------------------------------------------------------------------------------------
Total assets                                                                     15,811,682

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     72,897
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              195
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           85,528
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         1,468
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             53
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               25,398
-------------------------------------------------------------------------------------------
Total liabilities                                                                   185,539
-------------------------------------------------------------------------------------------
Net assets                                                                      $15,626,143

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $27,615,474
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                            (40,903)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (11,447,940)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (500,488)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $15,626,143

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per Class A share
($15,626,143 divided by 856,542 shares)                                              $18.24
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $18.24)*                                      $19.35
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $12,046)                                      $     81,496
-------------------------------------------------------------------------------------------
Interest                                                                             17,227
-------------------------------------------------------------------------------------------
Total investment income                                                              98,723

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     88,287
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      147,757
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,466
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         61
-------------------------------------------------------------------------------------------
Auditing                                                                             18,666
-------------------------------------------------------------------------------------------
Other                                                                                 9,783
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by manager (Note 2)                                     (124,421)
-------------------------------------------------------------------------------------------
Total expenses                                                                      141,599
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,973)
-------------------------------------------------------------------------------------------
Net expenses                                                                        139,626
-------------------------------------------------------------------------------------------
Net investment loss                                                                 (40,903)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (7,277,269)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (18,387)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                  7,752
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                     (3,389,007)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (10,676,911)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(10,717,814)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                  $    (40,903)    $   (298,209)
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                          (7,295,656)      (4,113,134)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                       (3,381,255)         470,488
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                                                       (10,717,814)      (3,940,855)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --       (1,793,199)
--------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --          (25,597)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (4,259,529)      28,589,123
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (14,977,343)      22,829,472

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    30,603,486        7,774,014
--------------------------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $40,903 and $--, respectively)                     $15,626,143      $30,603,486
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                             April 30                             May 6, 1998+
operating performance               (Unaudited)    Year ended October 31    October 31
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.31       $22.72        $7.87        $8.50
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)(b)              (.04)        (.36)        (.12)        (.02)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (11.03)       11.36 (e)    14.97         (.61)
----------------------------------------------------------------------------------------
Total from
investment operations                 (11.07)       11.00        14.85         (.63)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (4.35)          --           --
----------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --         (.06)          --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (4.41)          --           --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.24       $29.31       $22.72        $7.87
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (37.77)*      48.67       188.69        (7.41)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $15,626      $30,603       $7,774       $1,962
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)             .72*        1.45         1.45          .71*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(b)            (.21)*      (1.04)        (.80)        (.29)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                110.06*      206.00       312.75       150.43*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $.14, $.15, $.13, and $.10 per share for the periods ended April 30, 2001, October 31, 2000, October 31, 1999 and October 31, 1998,
    respectively (Note 2).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.



NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Aggressive Growth Fund (the "fund") is a series of Putnam Investment Funds ("the trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States.

The fund offers class A shares. Class A shares are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At October 31, 2000, the fund had a capital loss carryover of approximately $3,413,000 available to offset future net capital gain, if any, which will expire on October 31, 2008.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. On January 11, 2001 the shareholders approved a proposal to increase fees payable to Putnam Management under the fund's management contract. Management fees will be paid thereafter at an annual rate of:
1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion, and 0.67% thereafter. Prior to January 11, 2001, the fee was based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2001, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2001, the fund's expenses were reduced by $1,973 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $387 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. The fund is currently not making any payments pursuant to the plan.

For the six months ended April 30, 2001, Putnam Retail Management, acting as underwriter received no net commissions from the sale of shares. A deferred sales charge of up to 1% is assessed on certain redemptions of shares. For the six months ended April 30, 2001, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During six months ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,370,361 and $24,018,252, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     65,192         $ 1,299,400
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                65,192           1,299,400

Shares
repurchased                                   (252,742)         (5,558,929)
---------------------------------------------------------------------------
Net decrease                                  (187,550)        $(4,259,529)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    981,612        $ 38,171,305
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   62,891           1,818,796
---------------------------------------------------------------------------
                                             1,044,503          39,990,101

Shares
repurchased                                   (342,612)        (11,400,978)
---------------------------------------------------------------------------
Net increase                                   701,891        $ 28,589,123
---------------------------------------------------------------------------

At April 30, 2001, Putnam Investments, Inc. owned 271,158 shares of the fund (31.7% of shares outstanding), valued at $4,945,922.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


RESULTS OF JANUARY 11, 2001 SHAREHOLDER MEETING
(Unaudited)

A meeting of shareholders of the fund was held on January 11, 2001. A proposal to ratify a new management contract between your fund and Putnam Investment Management, LLC was approved as follows:

                                    Outstanding        % of
                                       % of           Shares
               No. of Shares          Shares          Voted

Affirmative     785,885.926          84.87%          96.74%
Against          23,831.655           2.57%           2.93%
Abstain           1,867.440           0.20%           0.23%


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Robert Swift
Vice President and Fund Manager

Roland Gillis
Vice President and Fund Manager

Stephen Dexter
Vice President and Fund Manager

Peter Hadden
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Aggressive Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


72174  2IH  6/01


Putnam
Capital
Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Capital Opportunities Fund's positive results during fiscal 2001 stand in stark contrast to the stock market's generally negative performance during the period. Of course, one must never assume that past performance will assure similar results in the future, but the fund's emphasis on promising small and midsize companies certainly proved its merits during the 12 months ended April 30, 2001.

As they explain in the following report, the fund's managers were able to capitalize on a series of favorable developments in the market sectors in which the fund invests, while the equity markets, in general, foundered. It must also be said that the positive results were due in no small part to astute stock selection by the management team.

The managers look with continued optimism at prospects for the stocks in which your fund invests. As the fund enters fiscal 2002, they will continue to call upon Putnam's extensive research capabilities in their ongoing search for compelling values.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Joseph P. Joseph
Sandeep Mehta
Gerald I. Moore

With the flexibility to invest in a broad range of stocks, Putnam
Capital Opportunities Fund delivered solid returns during a turbulent 12 months in the financial markets. Throughout the fiscal year that ended April 30, 2001, your fund was able to sidestep much of the damage inflicted on the stock market as it strategically shifted into sectors that performed well.

Total return for 12 months ended 4/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   27.85%  20.53%   26.80%  21.80%   26.84%  25.84%   26.90%  22.44%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* A YEAR OF DISAPPOINTMENT FOR EQUITY INVESTORS

At the start of your fund's fiscal year, the U.S. stock market was experiencing some turbulence after reaching historic peaks just a few weeks earlier. In hindsight, we know this volatility was just the tip of the iceberg; the magnitude of the stock market's decline in the ensuing 11 months would test the patience and nerves of many investors. The most dramatic losses occurred in the technology sector, as measured by the Nasdaq Composite Index. The Nasdaq reached its peak on March 10, 2000; one year later, it had declined by 59.34%.

The sharp declines began in October 2000, when the U.S. economy began to show signs of slowing and a number of companies announced weaker-than-expected earnings. In the months that followed, the economic slowdown continued at a pace so rapid that many feared the U.S. economy would fall into a recession. Consumer confidence declined and businesses reduced their spending. This resulted in lower demand and excess inventories for many companies, particularly in the technology sector. In an effort to head off recession, the Federal Reserve Board quickly took action by cutting short-term interest rates five times in the first five months of 2001.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                      8.9%

Banking                     7.5%

Insurance                   6.6%

Manufacturing               6.0%

Medical technology          5.3%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


* OLD ECONOMY STOCKS DELIVERED STRENGTH

Your fund's disciplined investment strategy requires that we adhere to strict buy and sell guidelines. We set a price target when a stock is added to the portfolio, and once that target has been reached, the holding is sold. For this reason, we were able to cushion the fund from the technology sector's downturn during the year. After taking advantage of their strength during the first half of the period, we removed a number of technology stocks from the portfolio just before the sector collapsed in late 2000. While we do not try to time the market's moves, we had determined that the prices of these stocks had reached our sell targets.

These technology holdings were replaced with slower-growth cyclical stocks -- those of companies in mature, established industries such as paper, packaging, and automotive components. After careful analysis, we determined that the long-term business worth of these companies was not reflected in their low stock prices. This strategy proved beneficial as these stocks performed well throughout the period. One example in the fund's portfolio was Lear Corporation, which specializes in manufacturing automobile interiors. With products ranging from electronics, acoustic systems, seats, doors, and instrument panels, the company supplies interiors for every major automobile brand in the world. As Lear's stock price declined with the slowing economy, we took advantage of its attractive price by adding it to the portfolio. We believe that Lear has strong long-term business fundamentals and the company is poised to benefit when U.S. economic growth picks up. While this holding, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

* SLUMPING CONSUMER CONFIDENCE BROUGHT OPPORTUNITIES IN RETAIL

Another effective strategy this year was our decision to invest in retail and restaurant stocks at a time when many investors were shunning these industries. In late 2000, when recessionary fears and the slump in consumer confidence were hurting stores and restaurants, we focused on those that we believed were positioned to recover, especially if the Fed decided to reduce interest rates. As we anticipated, these retail holdings performed well during the remainder of the fiscal year, particularly after the Fed's aggressive stance became apparent to investors.


"At the close of the fiscal year, we were beginning to seek opportunities in the areas of the market that had been hurt most by the economic slowdown."

-- Joe Joseph, portfolio manager, Putnam Capital Opportunities Fund

Another stock that we believed would benefit from a recovering economy was that of toy manufacturer Hasbro, Inc., the fund's largest holding at the close of the period. Hasbro's toys and games have brand names that are recognized around the world, but the company's stock slumped after a disappointing 2000 holiday season. As with many other stocks added to the portfolio during the fiscal year, we believed Hasbro's low stock price did not reflect the company's strength and long-term growth prospects.

* TECHNOLOGY OFFERS NEW OPPORTUNITIES

At the close of the fiscal year, we were beginning to seek opportunities in the areas of the market that had been hurt most by the economic slowdown. In technology, we added to the fund's position in Multex.com, which provides companies in the financial services industry with real-time access to data, spreadsheets, research, commentary, and other information.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Hasbro, Inc.
Toys

Pentair, Inc.
Manufacturing

Charles River Laboratories
International, Inc.
Biotechnology

TCF Financial Corp.
Banking

Fidelity National Financial, Inc.
Insurance

Apogent Technologies, Inc.
Medical technology

Stancorp Financial Group
Insurance

Royal Caribbean Cruises, Ltd.
Lodging/tourism

Insituform Technologies, Inc.
Engineering and construction

Six Flags, Inc.
Entertainment

Footnote reads:
These holdings represent 21.9% of the fund's net assets as of 4/30/01. Portfolio holdings will vary over time.


In a tough environment for any company with "dot-com" in its name, we believe Multex has a solid business model and strong long-term growth potential. Emmis Communications Corporation, which owns radio and television stations in some of the largest U.S. markets, is another holding we expect will benefit from a recovering U.S. economy. Like many other media companies, Emmis' stock declined when businesses reined in their advertising spending, especially in late 2000.

As we enter a new fiscal year, our long-term outlook remains positive for the U.S. economy and the small and midsize companies in which your fund invests. While we anticipate more short-term volatility, we expect that the Fed's five interest-rate cuts will begin to stimulate economic activity by the latter part of 2001. In the meantime, we will maintain our focus on individual stocks and their long-term growth prospects, regardless of short-term market fluctuations.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future. Investments in small and midsize companies increase the risk of greater price fluctuations.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we may share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Capital Opportunities Fund is designed for investors seeking long-term growth of capital by investing primarily in stocks of U.S. companies that Putnam believes offer above-average growth potential.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                     Class A        Class B         Class C         Class M
(inception dates)   (6/1/98)       (6/29/98)       (7/26/99)       (6/29/98)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           27.85%  20.53%  26.80%  21.80%  26.84%  25.84%  26.90%  22.44%
------------------------------------------------------------------------------
Life of fund     41.58   33.41   38.64   35.64   38.71   38.71   39.42   34.51
Annual average   12.64   10.38   11.84   11.00   11.86   11.86   12.05   10.69
------------------------------------------------------------------------------




COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/01

                             Russell 2000              Consumer
                                Index                price index
-----------------------------------------------------------------------------
1 year                         -2.86%                   3.21%
-----------------------------------------------------------------------------
Life of fund                   10.33                    8.60
Annual average                  3.43                    2.87
-----------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect, without which returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/1/98

              Fund's class A         Russell 2000         Consumer price
Date           shares at POP             Index                index

6/1/98             9,425                10,000                10,000
12/31/98           9,011                 9,307                10,098
6/30/99            9,367                10,171                10,209
12/31/99          11,447                11,286                10,369
6/30/00           12,326                11,628                10,590
12/31/00          13,957                10,945                10,719
4/30/01          $13,341               $11,033               $10,860

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $13,864 ($13,564 with the contingent deferred sales charge) and the fund's class C shares would have been valued at $13,871 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $13,942 ($13,451 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/01

                           Class A      Class B      Class C       Class M
------------------------------------------------------------------------------
Distributions (number)        1            1            1             1
------------------------------------------------------------------------------
Income                        --           --           --            --
------------------------------------------------------------------------------
Capital gains
  Long-term                 0.260        0.260        0.260         0.260
------------------------------------------------------------------------------
  Short-term                1.540        1.540        1.540         1.540
------------------------------------------------------------------------------
  Total                    $1.800       $1.800       $1.800        $1.800
------------------------------------------------------------------------------
Share value:            NAV     POP       NAV          NAV      NAV     POP
------------------------------------------------------------------------------
4/30/00                $9.38   $9.95     $9.28        $9.34    $9.32   $9.66
------------------------------------------------------------------------------
4/30/01                10.18   10.80      9.96        10.04    10.02   10.38
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (6/1/98)       (6/29/98)       (7/26/99)       (6/29/98)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            3.60%  -2.34%   2.94%  -1.42%   2.91%   2.04%   3.13%  -0.49%
------------------------------------------------------------------------------
Life of fund     28.78   21.36   26.25   23.25   26.28   26.28   27.04   22.57
Annual average    9.32    7.05    8.55    7.64    8.56    8.56    8.79    7.43
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 2000 Index is an unmanaged list of common stocks that generally measure performance of small to midsize companies. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and Shareholders of Putnam Capital Opportunities Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the "fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 5, 2001



THE FUND'S PORTFOLIO
April 30, 2001

COMMON STOCKS (94.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
            102,600 True North Communications, Inc.                                                   $   3,919,320
             77,200 Valassis Communications, Inc. (NON)                                                   2,729,020
                                                                                                      -------------
                                                                                                          6,648,340

Aerospace and Defense (1.8%)
-------------------------------------------------------------------------------------------------------------------
             91,600 L-3 Communications Holdings, Inc. (NON)                                               7,076,100

Airlines (0.9%)
-------------------------------------------------------------------------------------------------------------------
            127,900 SkyWest, Inc.                                                                         3,389,350

Automotive (1.6%)
-------------------------------------------------------------------------------------------------------------------
             70,700 BorgWarner, Inc.                                                                      3,148,271
             91,900 Lear Corp. (NON)                                                                      3,308,400
                                                                                                      -------------
                                                                                                          6,456,671

Banking (7.5%)
-------------------------------------------------------------------------------------------------------------------
             74,300 Commerce Bancorp, Inc.                                                                5,126,700
            137,800 Greater Bay Bancorp                                                                   3,763,318
             79,800 M & T Bank Corp.                                                                      5,709,690
            283,200 Sovereign Bancorp, Inc.                                                               3,004,752
            240,100 TCF Financial Corp.                                                                   9,131,003
            100,800 UnionBanCal Corp.                                                                     3,078,432
                                                                                                      -------------
                                                                                                         29,813,895

Biotechnology (4.5%)
-------------------------------------------------------------------------------------------------------------------
             76,000 Avigen, Inc. (NON)                                                                    1,392,320
            372,300 Charles River Laboratories International, Inc. (NON)                                  9,233,040
             60,800 NPS Pharmaceuticals, Inc. (NON)                                                       1,836,160
             83,200 Praecis Pharmaceuticals, Inc. (NON)                                                   1,825,408
             93,500 Sangamo BioSciences, Inc. (NON)                                                       1,399,695
             71,000 Titan Pharmaceuticals, Inc. (NON)                                                     2,502,750
                                                                                                      -------------
                                                                                                         18,189,373

Broadcasting (4.1%)
-------------------------------------------------------------------------------------------------------------------
            123,200 AFC Enterprises (NON)                                                                 2,926,000
            157,700 Cox Radio, Inc. Class A (NON)                                                         4,068,660
            274,100 Emmis Communications Corp. Class A (NON)                                              6,995,032
            317,200 Sinclair Broadcast Group, Inc. (NON)                                                  2,591,524
                                                                                                      -------------
                                                                                                         16,581,216

Chemicals (1.6%)
-------------------------------------------------------------------------------------------------------------------
            199,200 Cytec Industries, Inc. (NON)                                                          6,515,832

Commercial and Consumer Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
             73,100 F.Y.I., Inc. (NON)                                                                    2,540,225
             97,200 Moody's Corp.                                                                         3,052,080
                                                                                                      -------------
                                                                                                          5,592,305

Communications Equipment (2.1%)
-------------------------------------------------------------------------------------------------------------------
            573,800 Mitel Corp. (Canada) (NON)                                                            5,129,772
            163,500 RadiSys Corp. (NON)                                                                   3,449,850
                                                                                                      -------------
                                                                                                          8,579,622

Computers (1.6%)
-------------------------------------------------------------------------------------------------------------------
             91,300 Cognex Corp. (NON)                                                                    2,694,263
            114,600 MapInfo Corp. (NON)                                                                   3,607,608
                                                                                                      -------------
                                                                                                          6,301,871

Consumer Services (2.6%)
-------------------------------------------------------------------------------------------------------------------
             52,300 Korn/Ferry International (NON)                                                          941,400
            397,600 Multex.com, Inc. (NON)                                                                6,361,600
            166,600 Watson Wyatt & Co. Holdings (NON)                                                     3,123,750
                                                                                                      -------------
                                                                                                         10,426,750

Electrical Equipment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            239,400 Sensormatic Electronics Corp. (NON)                                                   3,471,300

Electronics (3.4%)
-------------------------------------------------------------------------------------------------------------------
            111,100 Alpha Industries, Inc. (NON)                                                          2,729,727
            117,300 Measurement Specialties, Inc. (NON)                                                   2,570,043
            142,100 Nanometrics, Inc. (NON)                                                               4,156,425
             61,300 PerkinElmer, Inc.                                                                     4,101,583
              4,300 Semtech Corp. (NON)                                                                     123,711
                                                                                                      -------------
                                                                                                         13,681,489

Engineering & Construction (1.9%)
-------------------------------------------------------------------------------------------------------------------
            215,100 Insituform Technologies, Inc. Class A (NON)                                           7,418,799

Entertainment (1.8%)
-------------------------------------------------------------------------------------------------------------------
            323,600 Six Flags, Inc. (NON)                                                                 7,099,784

Food (1.0%)
-------------------------------------------------------------------------------------------------------------------
             88,300 Suiza Foods Corp. (NON)                                                               4,092,705

Health Care Services (4.3%)
-------------------------------------------------------------------------------------------------------------------
             71,600 First Health Group Corp. (NON)                                                        3,723,200
            639,400 ServiceMaster Co. (The)                                                               6,988,642
            104,700 Trigon Healthcare, Inc. (NON)                                                         6,303,987
                                                                                                      -------------
                                                                                                         17,015,829

Insurance (6.6%)
-------------------------------------------------------------------------------------------------------------------
            344,200 Fidelity National Financial, Inc.                                                     8,057,722
            235,000 IPC Holdings, Ltd. (Bermuda) (NON)                                                    5,388,550
            127,600 Protective Life Corp.                                                                 3,817,792
            168,600 Stancorp Financial Group                                                              7,710,078
             75,400 Stewart Information Services (NON)                                                    1,274,260
                                                                                                      -------------
                                                                                                         26,248,402

Leisure (1.7%)
-------------------------------------------------------------------------------------------------------------------
            169,700 Brunswick Corp.                                                                       3,404,182
            106,790 SCP Pool Corp. (NON)                                                                  3,363,885
                                                                                                      -------------
                                                                                                          6,768,067

Lodging/Tourism (2.8%)
-------------------------------------------------------------------------------------------------------------------
            212,587 Orient Express Hotels, Ltd. Class A (NON)                                             3,613,979
            378,200 Royal Caribbean Cruises, Ltd.                                                         7,707,716
                                                                                                      -------------
                                                                                                         11,321,695

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
             19,300 Esterline Technologies Corp. (NON)                                                      376,350

Manufacturing (6.0%)
-------------------------------------------------------------------------------------------------------------------
            137,300 Flowserve Corp. (NON)                                                                 3,885,590
            331,800 Pentair, Inc.                                                                        10,209,486
            161,700 Stewart & Stevenson Services, Inc.                                                    3,613,995
            241,400 Thermo Electron Corp. (NON)                                                           6,363,304
                                                                                                      -------------
                                                                                                         24,072,375

Media (0.8%)
-------------------------------------------------------------------------------------------------------------------
            155,100 Penton Media, Inc.                                                                    3,055,470

Medical Technology (5.3%)
-------------------------------------------------------------------------------------------------------------------
            347,900 Apogent Technologies, Inc. (NON)                                                      8,001,700
            164,300 ArthroCare Corp. (NON)                                                                3,085,554
            203,800 Cytyc Corp. (NON)                                                                     4,799,490
             42,800 DENTSPLY International, Inc.                                                          1,676,904
            182,666 Sybron Dental Specialties, Inc. (NON)                                                 3,653,320
                                                                                                      -------------
                                                                                                         21,216,968

Paper & Forest Products (2.1%)
-------------------------------------------------------------------------------------------------------------------
            290,900 Packaging Corp. of America (NON)                                                      4,110,417
            144,500 Smurfit-Stone Container Corp. (NON)                                                   2,116,925
             40,400 Temple Inland, Inc.                                                                   2,060,400
                                                                                                      -------------
                                                                                                          8,287,742

Pharmaceuticals (3.0%)
-------------------------------------------------------------------------------------------------------------------
             41,425 Aviron (NON)                                                                          2,038,524
             82,100 Cambrex Corp.                                                                         3,819,292
             65,000 Cell Therapeutics, Inc. (NON)                                                         1,621,750
             80,300 Inhale Therapeutic Systems, Inc. (NON)                                                2,673,990
             83,400 Noven Pharmaceuticals, Inc. (NON)                                                     1,790,598
                                                                                                      -------------
                                                                                                         11,944,154

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------------
            115,800 Belo Corp. Class A                                                                    2,042,712

Restaurants (1.9%)
-------------------------------------------------------------------------------------------------------------------
            157,200 RARE Hospitality International, Inc. (NON)                                            4,393,740
            170,100 Ruby Tuesday, Inc.                                                                    3,240,405
                                                                                                      -------------
                                                                                                          7,634,145

Retail (8.9%)
-------------------------------------------------------------------------------------------------------------------
            153,600 Ann Taylor Stores Corp. (NON)                                                         4,185,600
            135,400 Bebe Stores, Inc. (NON)                                                               3,317,300
            113,400 Charlotte Russe Holding, Inc. (NON)                                                   3,895,290
            214,100 Dollar Tree Stores, Inc. (NON)                                                        4,478,972
            164,100 Duane Reade, Inc. (NON)                                                               5,558,067
             83,600 J. Jill Group, Inc. (NON)                                                             1,600,940
             55,800 J. Jill Group, Inc. (NON)                                                             1,068,570
            134,300 Pier 1 Imports, Inc.                                                                  1,490,730
            750,000 Rite Aid Corp. (NON)                                                                  5,467,500
            332,000 Venator Group, Inc. (NON)                                                             4,395,680
                                                                                                      -------------
                                                                                                         35,458,649

Schools (0.9%)
-------------------------------------------------------------------------------------------------------------------
            167,900 Learning Tree International, Inc. (NON)                                               3,544,369
             16,000 Learning Tree International, Inc. (NON)                                                 337,760
                                                                                                      -------------
                                                                                                          3,882,129

Semiconductor (1.4%)
-------------------------------------------------------------------------------------------------------------------
            102,200 Credence Systems Corp. (NON)                                                          2,427,250
            107,700 Photon Dynamics, Inc. (NON)                                                           3,338,700
                                                                                                      -------------
                                                                                                          5,765,950

Software (0.9%)
-------------------------------------------------------------------------------------------------------------------
            130,600 Documentum, Inc. (NON)                                                                1,955,082
            107,500 Verisity, Ltd. (NON)                                                                  1,612,500
                                                                                                      -------------
                                                                                                          3,567,582

Technology Services (2.2%)
-------------------------------------------------------------------------------------------------------------------
            184,400 Carreker Corp. (NON)                                                                  4,510,424
            210,300 SBS Technologies, Inc. (NON)                                                          4,206,000
                                                                                                      -------------
                                                                                                          8,716,424

Telecommunications (1.1%)
-------------------------------------------------------------------------------------------------------------------
            184,000 Avocent Corp. (NON)                                                                   4,579,760

Toys (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,059,900 Hasbro, Inc. (SEG)                                                                   12,983,775
                                                                                                      -------------
                    Total Common Stocks (cost $355,538,050)                                           $ 376,273,580

SHORT-TERM INVESTMENTS (5.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $10,582,000 Interest in $650,000,000 tri-party repurchase agreement dated April 30, 2001 with S.B.C. Warburg, Inc.
                    due May 1, 2001 with respect to various
                    U.S. Government obligations -- maturity value
                    of $10,583,361 for an effective yield of 4.63%.                                   $  10,582,000
         10,500,000 Interest in $650,000,000 tri-party repurchase agreement dated April 30, 2001 with Credit Suisse First Boston due
                    May 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $10,501,350 for an
                    effective yield of 4.63%.                                                            10,500,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $21,082,000)                                   $  21,082,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $376,620,050) (b)                                         $ 397,355,580
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $399,994,969.

  (b) The aggregate identified cost on a tax basis is $379,871,585, resulting in gross unrealized appreciation and depreciation of $38,815,907 and $21,331,912, respectively, or net unrealized appreciation of $17,483,995.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2001.

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2001
                                   Aggregate Face  Expiration    Unrealized
                    Total Value        Value         Date       Appreciation
------------------------------------------------------------------------------
S & P 500 Index
(Long)             $11,915,850     $11,360,673      Jun-01        $555,177
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $376,620,050) (Note 1)                                        $397,355,580
-------------------------------------------------------------------------------------------
Cash                                                                                453,763
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   137,039
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,729,767
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   15,808,897
-------------------------------------------------------------------------------------------
Total assets                                                                    416,485,046

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                53,622
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 15,070,350
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          361,977
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        591,869
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          108,922
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        12,815
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,143
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              169,294
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              119,085
-------------------------------------------------------------------------------------------
Total liabilities                                                                16,490,077
-------------------------------------------------------------------------------------------
Net assets                                                                     $399,994,969

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $376,655,999
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             2,048,263
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       21,290,707
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $399,994,969

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($167,930,097 divided by 16,500,584 shares)                                          $10.18
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.18)*                              $10.80
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($165,010,574 divided by 16,569,570 shares)**                                         $9.96
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,315,071 divided by 1,127,284 shares)**                                          $10.04
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,367,783 divided by 1,233,903 shares)                                            $10.02
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.02)*                              $10.38
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($43,371,444 divided by 4,252,996 shares)                                            $10.20
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividend                                                                        $ 1,557,966
-------------------------------------------------------------------------------------------
Interest                                                                            784,201
-------------------------------------------------------------------------------------------
Total investment income                                                           2,342,167

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,026,627
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      553,527
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,460
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,285
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               338,544
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,468,992
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                68,045
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                90,945
-------------------------------------------------------------------------------------------
Other                                                                               255,046
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,820,471
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (77,774)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,742,697
-------------------------------------------------------------------------------------------
Net investment loss                                                              (2,400,530)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 52,119,653
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,376,585)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the year                                             6,672,828
-------------------------------------------------------------------------------------------
Net gain on investments                                                          56,415,896
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $54,015,366
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended April 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                $   (2,400,530)  $   (1,815,485)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                       49,743,068       14,149,034
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              6,672,828        5,325,775
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   54,015,366       17,659,324
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (22,363,609)              --
--------------------------------------------------------------------------------------------------
   Class B                                                            (27,877,883)              --
--------------------------------------------------------------------------------------------------
   Class C                                                             (1,285,760)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (2,237,044)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,237,320)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     206,263,105       24,974,161
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          205,276,855       42,633,485

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     194,718,114      152,084,629
--------------------------------------------------------------------------------------------------
End of year                                                          $399,994,969     $194,718,114
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------
                                                            For the period
Per-share                                                    June 1, 1998+
operating performance                   Year ended April      to April 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.38        $8.07        $8.50
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)         (.04)        (.06)         .03(d)
---------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   2.64         1.37         (.43)(e)
---------------------------------------------------------------------------
Total from
investment operations                   2.60         1.31         (.40)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From return
of capital                                --           --         (.03)
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.80)          --           --
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.18        $9.38        $8.07
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 27.85        16.23        (4.73)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $167,930      $90,219      $62,900
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.17         1.20         1.15*(d)
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.40)        (.67)         .30*(d)
---------------------------------------------------------------------------
Portfolio turnover (%)                220.96       272.09       272.40*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    June 29, 1998+
operating performance                  Year ended April 30    to April 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.28        $8.03        $8.40
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.12)        (.13)        (.02)(d)
---------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   2.60         1.38         (.34)(e)
---------------------------------------------------------------------------
Total from
investment operations                   2.48         1.25         (.36)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From return
of capital                                --           --         (.01)
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.80)          --           --
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.96        $9.28        $8.03
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 26.80        15.57        (4.27)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $165,011      $94,738      $84,777
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.92         1.95         1.69*(d)
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.14)       (1.42)        (.34)*(d)
---------------------------------------------------------------------------
Portfolio turnover (%)                220.96       272.09       272.40*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                 April 30    to April 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                    $9.34        $8.22
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment loss (a)                 (.11)        (.11)
--------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.61         1.23
--------------------------------------------------------------
Total from
investment operations                   2.50         1.12
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized gain
on investments                         (1.80)          --
--------------------------------------------------------------
Net asset value,
end of period                         $10.04        $9.34
--------------------------------------------------------------
Total return at
net asset value (%)(b)                 26.84        13.63*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,315       $1,971
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.92         1.50*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.11)       (1.16)*
--------------------------------------------------------------
Portfolio turnover (%)                220.96       272.09
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    June 29, 1998+
operating performance                  Year ended April 30    to April 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.32        $8.05        $8.40
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.11)        (.01)(d)
---------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   2.59         1.38         (.32)(e)
---------------------------------------------------------------------------
Total from
investment operations                   2.50         1.27         (.33)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From return
of capital                                --           --         (.02)
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.80)          --           --
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.02        $9.32        $8.05
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 26.90        15.78        (3.98)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,368       $7,790       $4,408
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.67         1.70         1.48*(d)
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.88)       (1.18)        (.13)*(d)
---------------------------------------------------------------------------
Portfolio turnover (%)                220.96       272.09       272.40*
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended April 30, 1999.

(e) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-------------------------------------------------
                                   For the period
Per-share                          Oct. 2, 2000+
operating performance               to April 30
-------------------------------------------------
                                        2001
-------------------------------------------------
Net asset value,
beginning of period                   $12.42
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment loss (a)                   --(d)
-------------------------------------------------
Net realized and unrealized
loss on investments                     (.42)
-------------------------------------------------
Total from
investment operations                   (.42)
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net realized gain
on investments                         (1.80)
-------------------------------------------------
Net asset value,
end of period                         $10.20
-------------------------------------------------
Total return at
net asset value (%)(b)                 (3.25)*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                       $43,371
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .53*
-------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.05)*
-------------------------------------------------
Portfolio turnover (%)                220.96
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
April 30, 2001

Note 1
Significant accounting policies

Putnam Capital Opportunities Fund ("the fund") is one of a series of Putnam Investment Funds ("the trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on October 2, 2000. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher on-going distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an on-going distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended April 30, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, unrealized gains and losses on certain futures contracts and net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2001, the fund reclassified $2,400,530 to decrease undistributed net investment loss and $27,042 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $2,373,488. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2001, the fund's expenses were reduced by $77,774 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $672 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended April 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $160,210 and $4,549 from the sale of class A and class M shares, respectively, and received $148,471 and $5,268 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended April 30, 2001, Putnam Retail Management, acting as underwriter received $9,774 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $788,866,041 and $662,014,840, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,585,262        $146,302,110
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,146,732          21,703,461
---------------------------------------------------------------------------
                                            15,731,994         168,005,571

Shares
repurchased                                 (8,844,679)        (94,117,728)
---------------------------------------------------------------------------
Net increase                                 6,887,315        $ 73,887,843
---------------------------------------------------------------------------

                                                 Year ended April 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,445,269        $ 51,932,918
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             5,445,269          51,932,918

Shares
repurchased                                 (3,630,460)        (32,355,355)
---------------------------------------------------------------------------
Net increase                                 1,814,809        $ 19,577,563
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,253,242        $132,499,475
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,684,205          26,627,317
---------------------------------------------------------------------------
                                            14,937,447         159,126,792

Shares
repurchased                                 (8,572,747)        (85,413,001)
---------------------------------------------------------------------------
Net increase                                 6,364,700        $ 73,713,791
---------------------------------------------------------------------------

                                                 Year ended April 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,325,059        $ 40,568,489
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             4,325,059          40,568,489

Shares
repurchased                                 (4,671,662)        (39,821,976)
---------------------------------------------------------------------------
Net increase
(decrease)                                    (346,603)       $    746,513
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,320,676         $14,197,135
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  112,106           1,121,056
---------------------------------------------------------------------------
                                             1,432,782          15,318,191

Shares
repurchased                                   (516,395)         (5,365,198)
---------------------------------------------------------------------------
Net increase                                   916,387         $ 9,952,993
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                            April 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    223,465          $2,178,970
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               223,465           2,178,970

Shares
repurchased                                    (12,568)           (129,098)
---------------------------------------------------------------------------
Net increase                                   210,897          $2,049,872
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,521,136        $ 16,986,886
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  217,578           2,171,430
---------------------------------------------------------------------------
                                             1,738,714          19,158,316

Shares
repurchased                                 (1,341,092)        (13,861,831)
---------------------------------------------------------------------------
Net increase                                   397,622        $  5,296,485
---------------------------------------------------------------------------

                                                 Year ended April 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,120,405        $ 18,616,945
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,120,405          18,616,945

Shares
repurchased                                 (1,831,813)        (16,016,732)
---------------------------------------------------------------------------
Net increase                                   288,592        $  2,600,213
---------------------------------------------------------------------------

                                            For the period October 2, 2000
                                           (commencement of operations) to
                                                            April 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,497,098         $46,002,405
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  123,109           1,237,320
---------------------------------------------------------------------------
                                             4,620,207          47,239,725

Shares
repurchased                                   (367,211)         (3,827,732)
---------------------------------------------------------------------------
Net increase                                 4,252,996         $43,411,993
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $7,014,325 as long-term capital gain, for its taxable year ended April 30, 2001.

The fund has designated 3.53% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin Scott
Vice President

Joseph P. Joseph
Vice President and Fund Manager

Sandeep Mehta
Vice President and Fund Manager

Gerald I. Moore
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN068-72179  2II  6/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Capital Opportunities Fund
Supplement to annual Report dated 4/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/01

                                                      NAV
1 year                                               28.10%
Life of fund (since class A inception, 6/1/98        41.85
Annual average                                       12.72

Share value                                           NAV
10/2/00                                              $12.42
4/30/01                                              $10.20
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     1         --            $1.800        $1.800
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.